SUPPLEMENT TO THE PROSPECTUS

                          Prospectus dated May 1, 1996
                      (as supplemented September 15, 1996)


                          Templeton International Fund


On December 3, 1996, the Fund's Board of Trustees approved a new investment management agreement (the "Proposed Agreement") between the Fund and its investment manager, Templeton Investment Counsel, Inc. ("TICI"), subject to shareholder approval. Shareholders of record as of the close of business on December 9, 1996 are entitled to vote at the February 10, 1997 shareholders meeting. The Proposed Agreement provides for an increase in the rate of the investment management fee payable by the Fund to TICI as follows: 0.75% up to $200 million, 0.585% up to $1.3 billion, and 0.60% over $1.3 billion (based on average daily net assets of the Fund).

If approved by the shareholders, the Proposed Agreement would be effective on May 1, 1997.

ANY INVESTMENTS IN THE FUND PRIOR TO MAY 1, 1997 WILL BE AFFECTED AFTER MAY 1, 1997 BY THE INCREASED INVESTMENT ADVISORY FEE IF THE PROPOSED AGREEMENTS ARE APPROVED BY THE SHAREHOLDERS.

December 13, 1996